                                                                   EXHIBIT 23-C
                               ACCOUNTANTS' CONSENT

    We consent to the incorporation by reference of our report dated February 25, 1994 with respect to the combined balance sheets of Georgia Cable Holdings Limited Partnership and Subsidiary Partnerships as of December 31, 1993 and 1992, and the related combined statements of operations, partners' capital deficiency and cash flows for each of the years in the two-year period ended December 31, 1993, included in this Current Report on Form 8-K/A of U.S. WEST, Inc., which amends the Current Report on Form 8-K of U S WEST, Inc. dated May 23, 1995 in each of the following:

1) Registration Statements No. 33-51427 and No. 33-56709 on Form S-3;

2) Pre-Effective Amendment No. 1 to Registration Statement No. 33-50047 on Form S-3;

3) Pre-Effective Amendment No. 1 to Registration Statement No. 33-50049 on Form S-3;

4) Amendment No. 1 to Registration Statement No. 33-55289 on Form S-3 to Form
   S-4;

5) Amendment No. 1 to Registration Statement No. 33-57889 on Form S-3;

6) Amendment No. 1 to Registration Statement No. 33-59315 on Form S-4;

7) Registration Statements No. 33-43362 and No. 33-56895 on Form S-8.


/s/ KPMG Peat Marwick LLP
- - -------------------------
  KPMG PEAT MARWICK LLP

Miami, Florida
July 11, 1995

                              ACCOUNTANTS' CONSENT

    We consent to the incorporation by reference of our report dated March
25, 1994 with respect to the consolidated balance sheets of Wometco Cable Corp. and subsidiaries as of December 31, 1993 and 1992, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the two-year period ended December 31, 1993, included in this Current Report on Form 8-K/A of U.S. WEST, Inc., which amends the Current Report on Form 8-K of U S WEST, Inc. dated May 23, 1995 in each of the following:

1) Registration Statements No. 33-51427 and No. 33-56709 on Form S-3;

2) Pre-Effective Amendment No. 1 to Registration Statement No. 33-50047 on Form S-3;

3) Pre-Effective Amendment No. 1 to Registration Statement No. 33-50049 on Form S-3;

4) Amendment No. 1 to Registration Statement No. 33-55289 on Form S-3 to Form
   S-4;

5) Amendment No. 1 to Registration Statement No. 33-57889 on Form S-3;

6) Amendment No. 1 to Registration Statement No. 33-59315 on Form S-4;

7) Registration Statements No. 33-43362 and No. 33-56895 on Form S-8.

    Our report on the 1993 consolidated financial statements of Wometco Cable Corp. and subsidiaries refers to a change in the method of accounting for income taxes in 1993 to adopt the provisions of the Financial Accounting Standards Board's FASB No. 109, ACCOUNTING FOR INCOME TAXES.

/s/ KPMG Peat Marwick LLP
- - -------------------------
  KPMG PEAT MARWICK LLP

Miami, Florida
July 11, 1995